Innovator McKinley Income Fund (the “Fund”)

Supplement to the Fund’s Investor Class Prospectus and
Statement of Additional Information (“SAI”)

dated March 30, 2015 (as supplemented)

Effective January 1, 2016 (the “Effective Date”), the annual 12b-1 fee applicable to the Investor Class Shares of the Fund will be reduced to no greater than 0.10% of average daily net assets.  Accordingly, the following changes are made to the Fund’s Investor Class Prospectus and SAI:

1.	On the Effective Date, the “Annual Fund Operating Expenses” table (excluding the footnotes) in the Fund Summary portion of the Prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Class
Management fees	1.00%
Distribution and service (12b-1) fees	0.10%
Other expenses1	0.29%
Acquired fund fees and expenses1	1.20%
Total annual fund operating expenses1	2.59%
(Less fees waived/expenses reimbursed)2	(0.18)%
Total annual fund operating expenses after fee waivers and expense reimbursements	2.41%

2.	On the Effective Date, the “Expense” example table in the Fund Summary portion of the Prospectus is hereby revised as follows:

1 year	$244
3 years	$788
5 years	$1,359
10 years	$2,911

3.
On the Effective Date, the information relating to the sale of Investor Class shares in the “Shareholder Information” section of the Prospectus is deleted in its entirety and replaced with the following:

“Investor Class Shares

•	The minimum investment amount for Investor Class Shares is $2,000.
•	Investor Class Shares are subject to an annual 12b-1 fee no greater than 0.10% of average daily net assets.
•	Investor Class shares are not subject to front-end or contingent deferred sales charges.”

4.
On the Effective Date, the third sentence in the “Plan under Rule 12b-1” sub-section under the “Purchase and Redemption of Shares” section of the SAI is deleted in its entirety and replaced with the following:

Pursuant to the Plan, the Fund may pay the Distributor and Adviser a fee, not to exceed 0.10% of the Fund’s respective average daily net assets on an annual basis, for marketing activities (“Marketing Services”).

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Please keep this supplement for future reference.

This supplement is dated November 13, 2015.